[JANUS LOGO]
                              JANUS  EQUITY  FUNDS
                                   PROSPECTUS

                                                         JANUS FUND
                                              JANUS ENTERPRISE FUND
                                                 JANUS MERCURY FUND
                                                 JANUS OLYMPUS FUND
                                      JANUS SPECIAL SITUATIONS FUND
                                         JANUS STRATEGIC VALUE FUND
                                       JANUS GROWTH AND INCOME FUND
                                                JANUS BALANCED FUND
                                           JANUS EQUITY INCOME FUND
                                               JANUS WORLDWIDE FUND
                                    JANUS GLOBAL LIFE SCIENCES FUND



                                                   JANUARY 31, 2000


             The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                           Janus Strategic Value Fund



                Supplement Dated January 31, 2000 to Prospectus


                             Dated January 31, 2000



THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS DATED JANUARY 31, 2000. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.



Janus Distributors Inc., the distributor for Janus Strategic Value Fund (the "Fund"), will solicit orders to purchase shares of the Fund during an initial offering period from January 31, 2000 to February 29, 2000 (the "Subscription Period"). Orders received during the Subscription Period will not be processed before commencement of operations (currently scheduled for February 29, 2000). An order in proper form to purchase shares of the Fund that is accompanied by payment and is received by the Fund's transfer agent prior to February 26, 2000 will be deemed to be an order to purchase shares of Janus Money Market
Fund - Investor Shares, and a further order to exchange shares of Janus Money Market Fund - Investor Shares for shares of the Fund as of February 29, 2000. The exchange will be processed and priced at the initial offering price of $10.00 per share into the Fund on February 29, 2000. An exchange order may be revoked at any time prior to February 29, 2000. An order in proper form to purchase shares of the Fund that is accompanied by payment and is received by the Fund's transfer agent from February 26, 2000 to February 28, 2000 will be held and invested in the Fund on February 29, 2000.



Existing Janus fund shareholders may exchange all or a portion of shares of any Janus fund they currently hold into the Fund. Exchange orders will be effected at the net asset value on February 29, 2000 of the Janus fund(s) currently held and being exchanged into the Fund. Shareholders bear the risk that the value of the Janus fund shares currently held and being exchanged into the Fund will go down between the time an exchange order is given and when it is accepted by the Fund on February 29, 2000. Shareholders may revoke their exchange order and avoid realizing such a loss at any time before February 29, 2000.



Any exchange into the Fund represents the sale of shares from one fund and the purchase of shares of the Fund, which may produce a taxable gain or loss in a non-tax deferred account.



Charles Schwab & Co., Inc. ("Schwab") is also soliciting subscriptions of shares of the Fund during the Subscription Period pursuant to a selected dealer agreement with Janus Distributors, Inc. The $10.00 per share purchase price for shares of the Fund ordered through Schwab will be paid from a Schwab customer's brokerage account on February 29, 2000. The funds to cover the subscription order must be available in the Schwab account by the close of business on Friday, February 25, 2000 or the order may be cancelled. Janus Capital Corporation or its affiliates may pay to Schwab from its own resources compensation in connection with Schwab's services related to the Subscription Period, and such compensation will have no effect on the Fund's fees or expenses. For more information about Schwab's compensation, see the Prospectus section "Transactions Through Processing Organizations."



Shares of the Fund will not be available to the public prior to the Fund's commencement of operations except through these subscription offers.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                RISK/RETURN SUMMARY
                   Equity Funds.................................    2
                   Fees and expenses............................   14
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                STRATEGIES AND RISKS
                   Equity Funds.................................   16
                   General portfolio policies...................   25
                   Risks........................................   28
                SHAREHOLDER'S MANUAL
                   Minimum investments..........................   37
                   Types of account ownership...................   37
                   To purchase shares...........................   40
                   To exchange shares...........................   41
                   To redeem shares.............................   41
                   Shareholder services and account policies....   45
                MANAGEMENT OF THE FUNDS
                   Investment adviser...........................   49
                   Investment personnel.........................   51
                OTHER INFORMATION............... ...............   57
                DISTRIBUTIONS AND TAXES
                   Distributions................................   59
                   Taxes........................................   61
                FINANCIAL HIGHLIGHTS.............. .............   63
                GLOSSARY
                   Glossary of investment terms.................   74



                                                Janus Equity Funds prospectus  1

RISK/RETURN SUMMARY

--------------------------------------------------------------------------------


EQUITY FUNDS



               The Equity Funds are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments. Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund are designed for investors who primarily seek growth of capital with varying degrees of emphasis on income. Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund are not designed for investors who desire a consistent level of income.



1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY FUNDS?

--------------------------------------------------------------------------------


               JANUS DOMESTIC EQUITY FUNDS


               - JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


               - JANUS ENTERPRISE FUND, JANUS MERCURY FUND, JANUS OLYMPUS
                 FUND AND JANUS STRATEGIC VALUE FUND seek long-term growth of capital.


               - JANUS SPECIAL SITUATIONS FUND seeks capital appreciation.

               - JANUS GROWTH AND INCOME FUND seeks long-term capital growth and current income.

               - JANUS BALANCED FUND seeks long-term capital growth,
                 consistent with preservation of capital and balanced by current income.

               - JANUS EQUITY INCOME FUND seeks current income and long-term growth of capital.


               JANUS GLOBAL/INTERNATIONAL EQUITY FUNDS


               - JANUS WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


               - JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital.


 2 Janus Equity Funds prospectus

               The Funds' Trustees may change these objectives without a shareholder vote and the Funds will notify you of any changes that are material. If there is a material change to a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.


2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY FUNDS?



               The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look for companies with earnings growth potential one at a time, and in the case of Janus Strategic Value Fund, the Fund's portfolio manager looks for undervalued companies one at a time. Janus Balanced Fund's, Janus Equity Income Fund's and Janus Growth and Income Fund's portfolio managers look mostly for equity and income-producing securities that meet their investment criteria. If a portfolio manager is unable to find such investments, a significant portion of a Fund's assets may be in cash or similar investments.



               The Funds may invest without limit in foreign equity and debt securities and less than 35% of its net assets in high-yield/high-risk bonds.


               JANUS FUND invests primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               JANUS ENTERPRISE FUND invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.

               JANUS MERCURY FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS OLYMPUS FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of

                                                Janus Equity Funds prospectus  3
               any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS SPECIAL SITUATIONS FUND invests primarily in common stocks selected for their capital appreciation potential. The Fund emphasizes stocks of "special situation" companies that the portfolio manager believes have been overlooked or undervalued by other investors. A "special situation" arises when, in the portfolio manager's opinion, securities of a particular company will appreciate in value due to a specific development. The portfolio manager pays particular attention to companies that he thinks have high free cash flows.


               JANUS STRATEGIC VALUE FUND invests primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth.



               The portfolio manager measures value as a function of price/earnings (P/E) ratios and price/free cash flow. A P/E ratio is the relationship between the price of a stock and its earnings per share. This figure is determined by dividing a stock's market price by the company's earnings per share amount. Price/free cash flow is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures.



               The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


               JANUS GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or

 4 Janus Equity Funds prospectus
               the portfolio manager believes they have potential for increasing or commencing dividend payments.

               JANUS BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income securities.


               JANUS EQUITY INCOME FUND normally emphasizes investments in common stocks, and growth potential is a significant investment consideration. Normally, it invests at least 65% of its invested assets in income-producing equity securities.


               JANUS WORLDWIDE FUND invests primarily in common stocks of companies of any size throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.


               JANUS GLOBAL LIFE SCIENCES FUND invests primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.


                                                Janus Equity Funds prospectus  5

3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY FUNDS?



               The biggest risk is that the Funds' returns may vary, and you could lose money. If you are considering investing in any of the Equity Funds, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.



               The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or, in the case of Janus Special Situations Fund and Janus Strategic Value Fund, if the portfolio manager's belief about a company's intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you would get back less money.


               The income component of Janus Balanced Fund, Janus Equity Income Fund and Janus Growth and Income Fund portfolios includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.

               JANUS SPECIAL SITUATIONS FUND emphasizes investments in special situation companies which may not appreciate if an anticipated development does not occur or attract the anticipated attention. See "What is a 'special situation'?" on page 21 for an explanation of what the portfolio manager may consider a special situation.

               JANUS GLOBAL LIFE SCIENCES FUND concentrates its investments in related industry groups. Because of this, companies in its

 6 Janus Equity Funds prospectus
               portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Fund's NAV. The Fund's returns may be more volatile than those of a less concentrated portfolio.


               JANUS GLOBAL LIFE SCIENCES FUND AND JANUS WORLDWIDE FUND may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.



               JANUS ENTERPRISE FUND, JANUS OLYMPUS FUND, JANUS SPECIAL SITUATIONS FUND, JANUS STRATEGIC VALUE FUND AND JANUS GLOBAL LIFE SCIENCES FUND are nondiversified. In other words, they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.


               An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                                Janus Equity Funds prospectus  7

               The following information illustrates how each of the Equity Fund's performance has varied over time. The bar charts depict the change in performance from year-to-year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index.


                JANUS FUND

                A BAR CHART showing Annual Total Returns for Janus Fund from 1990 through 1999:

                Annual returns for periods ended 12/31

                (0.74%)  42.80%   6.87%   10.92%   (1.10%)  29.43%   19.61%  22.72%   38.89%   47.13%
                 1990     1991     1992    1993     1994     1995    1996     1997    1998     1999

                Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter:  4th-1998   28.44%   Worst Quarter:  3rd-1990  (13.91%)


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------


                                                                                          Since Inception
                                                           1 year   5 years   10 years       (2/5/70)
                Janus Fund                                 47.13%   31.16%     20.49%         18.49%
                S&P 500 Index*                             21.03%   28.54%     18.79%         14.03%
                                                           ----------------------------------------------


                * The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.

 8 Janus Equity Funds prospectus

                JANUS ENTERPRISE FUND

                A BAR CHART showing Annual Total Returns for Janus Enterprise Fund from 1993 through 1999:

                Annual returns for periods ended 12/31

                15.64%   8.92%    27.25%  11.65%   10.82%   33.75%   121.90%
                 1993    1994      1995    1996     1997     1998     1999

                Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter:  4th-1999   57.93%   Worst Quarter:  3rd-1998  (14.63%)


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------


                                                                              Since Inception
                                                           1 year   5 years      (9/1/92)
                Janus Enterprise Fund                      121.90%   36.12%        31.95%
                S&P MidCap 400 Index+                       14.72%   23.05%        18.69%
                                                           ----------------------------------


               + The S&P MidCap 400 Index is an unmanaged group of 400
                 domestic stocks chosen for their market size, liquidity and industry group representation.

                JANUS MERCURY FUND

                A BAR CHART showing Annual Total Returns for Janus Mercury Fund from 1994 through 1999:

                Annual returns for periods ended 12/31

                15.86%   33.01%   17.67%  11.88%   58.41%   96.23%
                 1994     1995     1996    1997     1998     1999

                Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter:  4th-1999   42.72%   Worst Quarter:  3rd-1998  (6.94%)


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------


                                                                            Since Inception
                                                         1 year   5 years      (5/3/93)
                Janus Mercury Fund                       96.23%    40.33%        35.46%
                S&P 500 Index*                           21.03%    28.54%        22.29%
                                                         ----------------------------------


               * The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                                                Janus Equity Funds prospectus  9

                JANUS OLYMPUS FUND

                A BAR CHART showing Annual Total Returns for Janus Olympus Fund from 1996 through 1999:

                Annual returns for periods ended 12/31

                21.73%   26.73%   56.97%  100.12%
                 1996     1997     1998    1999

                Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter:  4th-1999   51.67%   Worst Quarter:  3rd-1998  (7.93%)


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------


                                                                          Since Inception
                                                                 1 year     (12/29/95)
                Janus Olympus Fund                               100.12%      48.29%
                S&P 500 Index+                                   21.03%       26.39%
                                                                 ------------------------


               + The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

                JANUS SPECIAL SITUATIONS FUND

                A BAR CHART showing Annual Total Returns for Janus Special Situations Fund from 1997 through 1999:

                Annual returns for periods ended 12/31

                46.04%   25.31%   52.46%
                 1997     1998     1999

                Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter:  4th-1998   28.53%   Worst Quarter:  3rd-1998  (19.55%)


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------


                                                                          Since Inception
                                                                 1 year     (12/31/96)
                Janus Special Situations Fund                    52.46%       40.78%
                S&P 500 Index*                                   21.03%       27.56%
                                                                 ------------------------


               * The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

 10 Janus Equity Funds prospectus

               Since Janus Strategic Value Fund did not commence operations until January 31, 2000, there is no performance available as of the date of this prospectus.


                JANUS GROWTH AND INCOME FUND

                A BAR CHART showing Annual Total Returns for Janus Growth and Income Fund from 1992 through 1999:

                Annual returns for periods ended 12/31

                5.35%    6.70%    (4.87%)  36.35%   26.03%   34.66%   34.87%  51.18%
                1992     1993      1994     1995     1996     1997     1998    1999

                Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter:  4th-1999   29.20%   Worst Quarter:  3rd-1998  (8.97%)


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------


                                                                           Since Inception
                                                        1 year   5 years      (5/15/91)
                Janus Growth and Income Fund            51.18%   36.38%        25.12%
                S&P 500 Index*                          21.03%   28.54%        20.11%
                                                        ----------------------------------



               * The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.


                                               Janus Equity Funds prospectus  11

                JANUS BALANCED FUND

                A BAR CHART showing Annual Total Returns for Janus Balanced Fund from 1993 through 1999:

                Annual returns for periods ended 12/31

                10.56%   0.02%    27.31%  15.30%   21.81%   31.20%   23.51%
                 1993    1994      1995    1996     1997     1998     1999

                Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter:  4th-1998   18.75%   Worst Quarter:  3rd-1998  (4.49%)


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------


                                                                            Since Inception
                                                         1 year   5 years      (9/1/92)
                Janus Balanced Fund                      23.51%    23.71%        19.12%
                S&P 500 Index*                           21.03%    28.54%        21.46%
                Lehman Brothers Gov't/Corp Bond Index+    2.15%     7.61%         5.44%
                                                         ----------------------------------


               * The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.

               + Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.

                JANUS EQUITY INCOME FUND

                A BAR CHART showing Annual Total Returns for Janus Equity Income Fund form 1997 through 1999:

                Annual returns for periods ended 12/31

                31.08%   40.05%   38.50%
                 1997     1998     1999

                Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter:  4th-1998   26.34%   Worst Quarter:  3rd-1998  (8.06%)


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------


                                                                           Since Inception
                                                                  1 year      (6/28/96)
                Janus Equity Income Fund                          38.50%        35.96%
                S&P 500 Index++                                   21.03%        27.15%
                                                                  ------------------------


               ++ The S&P 500 is the Standard & Poor's Composite Index of 500
                  Stocks, a widely recognized, unmanaged index of common stock prices.

 12 Janus Equity Funds prospectus

                JANUS WORLDWIDE FUND

                A BAR CHART showing Annual Total Returns for Janus Worldwide Fund from 1992 through 1999:

                Annual returns for periods ended 12/31

                9.01%    28.41%   3.61%   21.90%   26.40%   20.48%   25.87%  64.37%
                1992      1993    1994     1995     1996     1997     1998    1999

                Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter:  4th-1999   42.11%   Worst Quarter:  3rd-1998  (16.10%)


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------


                                                                         Since Inception
                                                      1 year   5 years      (5/15/91)
                Janus Worldwide Fund                   64.37%   30.88%        25.10%
                Morgan Stanley International
                  Worldwide Index*                     24.93%   19.76%        14.51%
                                                      ----------------------------------


               * The Morgan Stanley International Worldwide Index is a market capitalization weighted index composed of countries representative of the market structure of 47 developed and emerging markets.


                JANUS GLOBAL LIFE SCIENCES FUND
                A BAR CHART showing Annual Total Returns for Janus Global Life Sciences Fund for 1999:


                Annual returns for periods ended 12/31

                61.00%
                 1999

                Each percentage is represented by a bar of proportionate size with the actual total return printed above the bar.

                Best Quarter: 4th-1999  31.22%  Worst Quarter: 1st-1999 4.20%


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------


                                                              1 year and Since Inception
                                                                      (12/31/98)
                Janus Global Life Sciences Fund                          61.00%
                S&P 500 Index*                                           21.03%
                                                                      ------------------



               * The S&P 500 is the Standard & Poor's Composite Index of 500
                 Stocks, a widely recognized, unmanaged index of common stock prices.



               The Equity Funds' past performance does not necessarily indicate how they will perform in the future.


                                               Janus Equity Funds prospectus  13

FEES AND EXPENSES

               SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. All Janus funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Funds.

               ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.

 14 Janus Equity Funds prospectus

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. It is based upon gross expenses (without the effect of expense offset arrangements). All of the fees and expenses shown were determined based on net assets as of the fiscal year ended October 31, 1999.



                                             Management     Other        Total Annual Fund
                                               Fee(1)      Expenses     Operating Expenses
    Janus Fund                                 0.65%        0.20%              0.85%
    Janus Enterprise Fund                      0.65%        0.29%              0.94%
    Janus Mercury Fund                         0.65%        0.27%              0.92%
    Janus Olympus Fund                         0.65%        0.28%              0.93%
    Janus Special Situations Fund              0.65%        0.31%              0.96%
    Janus Strategic Value Fund                 0.65%        0.60%(2)           1.25%
    Janus Growth and Income Fund               0.65%        0.26%              0.91%
    Janus Balanced Fund                        0.65%        0.25%              0.90%
    Janus Equity Income Fund                   0.65%        0.31%              0.96%
    Janus Worldwide Fund                       0.65%        0.24%              0.89%
    Janus Global Life Sciences Fund            0.65%        0.46%              1.11%


--------------------------------------------------------------------------------


   (1) "Management Fee" information has been restated to reflect a new fee schedule effective January 31, 2000.


   (2) "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its initial fiscal year.

--------------------------------------------------------------------------------

   EXAMPLE:
   This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                             1 Year     3 Years    5 Years    10 Years
                                             -----------------------------------------
    Janus Fund                                $ 87       $271       $471       $1,049
    Janus Enterprise Fund                     $ 96       $300       $520       $1,155
    Janus Mercury Fund                        $ 94       $293       $509       $1,131
    Janus Olympus Fund                        $ 95       $296       $515       $1,143
    Janus Special Situations Fund             $ 98       $306       $531       $1,178
    Janus Strategic Value Fund                $127       $397        N/A          N/A
    Janus Growth and Income Fund              $ 93       $290       $504       $1,120
    Janus Balanced Fund                       $ 92       $287       $498       $1,108
    Janus Equity Income Fund                  $ 98       $306       $531       $1,178
    Janus Worldwide Fund                      $ 91       $284       $493       $1,096
    Janus Global Life Sciences Fund           $113       $353       $612       $1,352


                                               Janus Equity Funds prospectus  15

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENTS
STRATEGIES AND RISKS
--------------------------------------------------------------------------------


EQUITY FUNDS



               This section takes a closer look at the investment objectives of each of the Equity Funds, their principal investment strategies and certain risks of investing in the Equity Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.


               Please carefully review the "Risks" section of this Prospectus on pages 28-32 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES


JANUS DOMESTIC EQUITY FUNDS


               JANUS FUND
               Janus Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.

               JANUS ENTERPRISE FUND

               Janus Enterprise Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion.


 16 Janus Equity Funds prospectus

               JANUS MERCURY FUND
               Janus Mercury Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS OLYMPUS FUND
               Janus Olympus Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

               JANUS SPECIAL SITUATIONS FUND
               Janus Special Situations Fund seeks capital appreciation. It pursues its objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund emphasizes stocks of "special situation" companies that the portfolio manager believes have been overlooked or undervalued by other investors. A "special situation" arises when, in the portfolio manager's opinion, securities of a particular company will appreciate in value due to a specific development. The portfolio manager pays particular attention to companies that he thinks may have high free cash flows.


               JANUS STRATEGIC VALUE FUND


               Janus Strategic Value Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.



               The portfolio manager measures value as a function of price/earnings (P/E) ratios and price/free cash flow. A P/E ratio is the relationship between the price of a stock and its earnings per


                                               Janus Equity Funds prospectus  17
               share. This figure is determined by dividing a stock's market price by the company's earnings per share amount. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.



               The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


               JANUS GROWTH AND INCOME FUND
               Janus Growth and Income Fund seeks long-term capital growth and current income. It normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Because of this investment strategy, the Fund is not designed for investors who need consistent income.

               JANUS BALANCED FUND
               Janus Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income securities.

               JANUS EQUITY INCOME FUND

               Janus Equity Income Fund seeks current income and long-term growth of capital. It pursues its objective by normally emphasizing investments in common stocks, and growth potential is a significant investment consideration. The Fund tries to provide a lower level of volatility than the S&P 500 Index. Normally, it invests at least 65% of its invested assets in income-producing


 18 Janus Equity Funds prospectus
               equity securities including common and preferred stocks, warrants and securities that are convertible to common or preferred stocks.


JANUS GLOBAL/INTERNATIONAL EQUITY FUNDS


               JANUS WORLDWIDE FUND
               Janus Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.

               JANUS GLOBAL LIFE SCIENCES FUND

               Janus Global Life Sciences Fund seeks long-term growth of capital. It pursues its objective by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. Normally, it invests at least 65% of its total assets in securities of companies that the portfolio manager believes have a life science orientation. As a fundamental policy, the Fund normally invests at least 25% of its total assets, in the aggregate, in the following industry groups: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.


                                               Janus Equity Funds prospectus  19

The following questions and answers are designed to help you better understand the Equity Funds' principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED?


               Each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Except for the Janus Growth and Income Fund, Janus Balanced Fund and Janus Equity Income Fund, realization of income is not a significant consideration when choosing investments for the Funds. Income realized on the Funds' investments may be incidental to their objectives. In the case of Janus Growth and Income Fund, Janus Balanced Fund and Janus Equity Income Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stock.


2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

               Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.

 20 Janus Equity Funds prospectus

3. WHAT IS A "SPECIAL SITUATION"?

               Each Fund may invest in special situations. A special situation arises when a portfolio manager believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure. As noted previously, Janus Special Situations Fund emphasizes this type of strategy.

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?


               Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Janus Enterprise Fund. Although the other Equity Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base (e.g., Janus Fund) are more likely to invest in larger, more established issuers.


                                               Janus Equity Funds prospectus  21

5. HOW DOES JANUS STRATEGIC VALUE FUND'S PORTFOLIO MANAGER DETERMINE THAT A COMPANY MAY BE UNDERVALUED?



               A company may be undervalued when, in the opinion of the Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below its intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.



6. HOW DO JANUS GROWTH AND INCOME FUND, JANUS BALANCED FUND AND JANUS EQUITY INCOME FUND DIFFER FROM EACH OTHER?



               Janus Growth and Income Fund places a greater emphasis on aggressive growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Janus Balanced Fund or Janus Equity Income Fund. Although Janus Equity Income Fund invests substantially all of its assets in common stocks, it emphasizes investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability, and thus may be expected to be less volatile than Janus Growth and Income Fund, as discussed in more detail below. Janus Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Janus Growth and Income Fund and Janus Equity Income Fund.



7. HOW DOES JANUS EQUITY INCOME FUND TRY TO LIMIT PORTFOLIO VOLATILITY?


               Janus Equity Income Fund seeks to provide a lower level of volatility than the stock market at large, as measured by the

 22 Janus Equity Funds prospectus

               S&P 500 Index. The lower volatility sought by this Fund is expected to result primarily from investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability. The greater price stability sought by Janus Equity Income Fund may be characteristic of companies that generate above average free cash flows. A company may use free cash flows for a number of purposes including commencing or increasing dividend payments, repurchasing its own stock or retiring outstanding debt. The portfolio manager also considers growth potential in selecting this Fund's securities and may hold securities selected solely for their growth potential.


8. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


               Janus Balanced Fund and Janus Growth and Income Fund shift assets between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.


9. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF JANUS GROWTH AND INCOME FUND'S, JANUS BALANCED FUND'S AND JANUS EQUITY INCOME FUND'S PORTFOLIOS?



               The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.



10. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF JANUS BALANCED FUND'S AND JANUS GROWTH AND INCOME FUND'S PORTFOLIOS?


               The income component of Janus Balanced Fund and Janus Growth and Income Fund will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income

                                               Janus Equity Funds prospectus  23
               component of a Fund if they currently pay dividends or a portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.


11. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO JANUS GLOBAL LIFE SCIENCES FUND?


               Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production or distribution of products or services related to health and personal care, medicine or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development and health care facilities ownership and operation.

 24 Janus Equity Funds prospectus

GENERAL PORTFOLIO POLICIES


               Unless otherwise stated, each of the following policies applies to all of the Funds. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

               CASH POSITION
               When a Fund's portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly.

               When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

                                               Janus Equity Funds prospectus  25

               OTHER TYPES OF INVESTMENTS

               The Equity Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. Janus Growth and Income Fund, Janus Balanced Fund and Janus Equity Income Fund also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Funds may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:


               - debt securities

               - indexed/structured securities


               - high-yield/high-risk bonds (less than 35% of each Fund's assets)



               - options, futures, forwards, swaps and other types of
                 derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return


               - securities purchased on a when-issued, delayed delivery or forward commitment basis

               ILLIQUID INVESTMENTS
               Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

               FOREIGN SECURITIES
               The Funds may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in

 26 Janus Equity Funds prospectus
               the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.

               SPECIAL SITUATIONS
               Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

               PORTFOLIO TURNOVER
               The Funds generally intend to purchase securities for long-term investment although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

                                               Janus Equity Funds prospectus  27

RISKS



               Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow. Janus Global Life Sciences Fund's performance may also be affected by industry risk.


The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.


1. HOW DOES THE NONDIVERSIFIED STATUS OF JANUS ENTERPRISE FUND, JANUS OLYMPUS FUND, JANUS SPECIAL SITUATIONS FUND, JANUS STRATEGIC VALUE FUND AND JANUS GLOBAL LIFE SCIENCES FUND AFFECT THEIR RISK?


               Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" fund has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.


2. WHAT IS "INDUSTRY RISK"?


               Industry risk is the possibility that a group of related stocks will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. In the life sciences, for

 28 Janus Equity Funds prospectus
               example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a fund may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing which may increase their volatility.



               Janus Global Life Sciences Fund invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Fund may be more volatile than a less concentrated portfolio.



3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?



               If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of Janus Strategic Value Fund may suffer. In addition, if the market value of a company declines Janus Strategic Value Fund's performance could suffer. In general, the portfolio manager believes these risks are mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.


4. I'VE HEARD A LOT ABOUT HOW THE CHANGE TO THE YEAR 2000 COULD AFFECT COMPUTER SYSTEMS. DOES THIS CREATE ANY SPECIAL RISKS?


               The portfolio managers carefully research each potential investment before making an investment decision and, among other things consider what impact, if any, the Year 2000 transition has had on the company's operations when selecting portfolio holdings. However, there is no guarantee that the information a portfolio manager receives regarding a company's Year 2000


                                               Janus Equity Funds prospectus  29
               transition status is completely accurate. If a company has not satisfactorily addressed Year 2000 issues, the Fund's performance could suffer.


5. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

               The Funds may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Funds' performance may depend on issues other than the performance of a particular company. These issues include:

               - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

 30 Janus Equity Funds prospectus

               - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.


6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?



               High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.


               Please refer to the SAI for a description of bond rating categories.

7. HOW DO THE FUNDS TRY TO REDUCE RISK?


               The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Funds believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.


                                               Janus Equity Funds prospectus  31

8. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?


               Particularly in the area of technology, many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

 32 Janus Equity Funds prospectus

                       This page intentionally left blank

                                               Janus Equity Funds prospectus  33

--------------------------------------------------------------------------------

                                  [JANUS LOGO]
                              Janus  Equity  Funds
                              SHAREHOLDER'S MANUAL

                                           This section will help you
                                           become familiar with the
                                           different types of accounts
                                           you can establish with Janus.
                                           It also explains in detail the
                                           wide array of services and
                                           features you can establish on
                                           your account, as well as
                                           account policies and fees that
                                           may apply to your account.
                                           Account policies (including
                                           fees), services and features
                                           may be modified or
                                           discontinued without
                                           shareholder approval or prior
                                           notice.

                                           [JANUS LOGO]

HOW TO GET IN TOUCH WITH JANUS

INVESTOR SERVICE CENTERS
100 Fillmore Street, Suite 100
Denver, CO 80206

3773 Cherry Creek North Drive, Suite 101
Denver, CO 80209


(Hours: Monday-Friday 7:00 a.m.-6:00 p.m., and Saturday 9:00 a.m.-1:00 p.m., Mountain time.)


MAILING ADDRESS

Janus
P.O. Box 173375
Denver, CO 80217-3375

FOR OVERNIGHT CARRIER
Janus
Suite 101
3773 Cherry Creek Drive North
Denver, CO 80209-3821

INVESTOR SERVICE REPRESENTATIVES
If you have any questions while reading this Prospectus, please call one of our Investor Service Representatives at 1-800-525-3713 Monday-Friday: 8:00 a.m.-8:00 p.m., and Saturday: 10:00 a.m.-4:00 p.m., New York time.


JANUS XPRESSLINE(TM)

1-888-979-7737



JANUS INTERNET ADDRESS

JANUS.COM


For 24-hour access to account and fund information, exchanges, purchases and redemptions, automated daily quotes on fund share prices, yields and total returns.

JANUS.COM SPECIALISTS

1-800-975-9932



TDD
1-800-525-0056
A telecommunications device for our hearing- and speech-impaired shareholders.

JANUS LITERATURE LINE
1-800-525-8983

To request a prospectus, shareholder reports or marketing materials 24 hours a day.


 36 Shareholder's manual

MINIMUM INVESTMENTS*


To open a new regular
account                  $2,500
To open a new
retirement account,
education account or
UGMA/UTMA                $  500
To open a new regular
account with an
Automatic Investment
Program                  $  500**
To add to any type of
an account               $  100+


 * The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain types of accounts.

** An Automatic Investment Program requires a $100 minimum automatic investment per month until the account balance reaches $2,500.


 + The minimum subsequent investment for a retirement account or UGMA/UTMA is $50.


TYPES OF ACCOUNT OWNERSHIP


               If you are investing in the Funds for the first time, you will need to establish an account. You can establish the following types of accounts by completing a New Account Application.


               INDIVIDUAL OR JOINT OWNERSHIP
               Individual accounts are owned by one person. Joint accounts have two or more owners.

               A GIFT OR TRANSFER TO MINOR (UGMA OR UTMA)

               An UGMA/UTMA is a custodial account managed for the benefit of a minor. To open an UGMA or UTMA, you must include the minor's Social Security number on the application.


               TRUST
               An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

                                                        Shareholder's manual  37

               BUSINESS ACCOUNTS
               Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

TAX-DEFERRED ACCOUNTS


               If you are eligible, you may set up one or more tax-deferred accounts. A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes. A contribution to certain of these plans may also be tax deductible. Tax-deferred accounts include retirement plans described below and the Education IRA. Please refer to the Janus retirement guide for more complete information regarding the different types of IRAs, including the Education IRA. Distributions from these plans are generally subject to income tax and may be subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.



               Investors Fiduciary Trust Company serves as custodian for the tax-deferred accounts offered by the Funds. You will be charged an annual account maintenance fee of $12 for each taxpayer identification number no matter how many tax-deferred accounts you have with Janus. You may pay the fee by check or have it automatically deducted from your account (usually in December). The custodian reserves the right to change the amount of this fee or to waive it in whole or in part for certain types of accounts.


               TRADITIONAL AND ROTH INDIVIDUAL RETIREMENT ACCOUNTS

               Both types of IRAs allow most individuals with earned income to contribute up to the lesser of $2,000 ($4,000 for most married couples) or 100% of compensation annually.


               EDUCATION IRA

               This plan allows individuals, subject to certain income limitations, to contribute up to $500 annually on behalf of any child under the age of 18.


 38 Shareholder's manual

               SIMPLIFIED EMPLOYEE PENSION PLAN
               This plan allows small business owners (including sole proprietors) to make tax-deductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a SEP-IRA) to be set up for each SEP participant.

               PROFIT SHARING OR MONEY PURCHASE PENSION PLAN
               These plans are open to corporations, partnerships and sole proprietors to benefit their employees and themselves.

               SECTION 403(B)(7) PLAN

               Employees of educational organizations or other qualifying, tax-exempt organizations may be eligible to participate in a Section 403(b)(7) Plan.



               PLEASE REFER TO THE CHART ON THE FOLLOWING PAGES FOR INFORMATION ON OPENING AN ACCOUNT AND CONDUCTING BUSINESS WITH JANUS. WITH CERTAIN LIMITED EXCEPTIONS, THE FUNDS ARE AVAILABLE ONLY TO U.S. CITIZENS OR RESIDENTS. WHEN YOU PURCHASE, EXCHANGE, OR REDEEM SHARES, YOUR REQUEST WILL BE PROCESSED AT THE NEXT NAV CALCULATED AFTER YOUR ORDER IS RECEIVED AND ACCEPTED.


                                                        Shareholder's manual  39

 TO PURCHASE SHARES


 BY MAIL/IN WRITING
 ------------------------------------------------------------------------------


 - To open your account, complete and sign the appropriate application and make your check payable to Janus.


 - To purchase additional shares, complete the remittance slip attached at the bottom of your confirmation statement. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to the address listed on the slip.

 BY TELEPHONE
 ------------------------------------------------------------------------------

 - The "Telephone Purchase of Shares Option" allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. After establishing this option on your account, call an Investor Service Representative during normal business hours or the Janus XpressLine for access to this option 24 hours a day. Janus will automatically debit your predesignated bank account.

 - Purchases may also be made by wiring money from your bank account to your Janus account. Call an Investor Service Representative for wiring instructions.

 BY INTERNET
 ------------------------------------------------------------------------------


 - The "Telephone Purchase of Shares Option" allows you to make a purchase into an existing account on our Web site at janus.com.


 BY AUTOMATIC INVESTMENT
 ------------------------------------------------------------------------------


 - Automatic Monthly Investment Program - You select the day each month that your money ($100 minimum) will be electronically transferred from your bank account to your Fund account.



 - Payroll Deduction - If your employer can initiate an automatic payroll deduction, you may have all or a portion of your paycheck ($100 minimum) invested directly into your Fund account.


 40 Shareholder's manual

    TO EXCHANGE SHARES                           TO REDEEM SHARES
---------------------------------------        ---------------------------------------
    - To request an exchange in writing,         - To request a redemption in writ-
      please follow the instructions for           ing, please follow the instructions
      written requests on page 44. Also            for written requests on page 44.
      refer to the exchange policies             - Please see page 43 for information
      listed on page 42 for more infor-            about payment of redemption
      mation.                                      proceeds.

---------------------------------------        ---------------------------------------
    - All accounts are automatically eli-        - The telephone redemption option
      gible to exchange shares by tele-            enables you to request redemp-
      phone. To exchange all or a portion          tions daily from your account by
      of your shares into any other                calling an Investor Service Repre-
      available Janus fund, call an                sentative by the close of the
      Investor Service Representative or           regular trading session of the
      the Janus XpressLine.                        NYSE, normally 4:00 p.m. New York
                                                   time. You may also use Janus
                                                   XpressLine for access to this
                                                   option 24 hours a day.

---------------------------------------        ---------------------------------------
    - Exchanges may be made on our Web           - Redemptions may be made on our Web
      site at janus.com.                           site at janus.com.
---------------------------------------        ---------------------------------------
    - Systematic Exchange - You deter-           - Systematic Redemption - This option
      mine the amount of money you would           allows you to redeem a specific
      like automatically exchanged from            dollar amount from your account on
      one Janus account to another on any          a regular basis.
      day of the month. You may establish
      this program for as little as $100
      per month on existing accounts. You
      may establish a new account with a
      $500 initial purchase and subse-
      quent $100 systematic exchanges.


                                                        Shareholder's manual  41

PAYING FOR SHARES



Please note the following when purchasing shares:



- Cash, credit cards, third party checks, travelers cheques, credit card checks or money orders will not be accepted.


- All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

- We may make additional attempts to debit the bank account for ACH purchases.


- The Funds reserve the right to reject any specific purchase request.



- If all or a portion of a check is received for investment without a specific fund designation, the undesignated amount will be invested in the Janus Money Market Fund -- Investor Shares. Shares that are subsequently exchanged from Janus Money Market Fund -- Investor Shares into the selected Fund will receive the NAV next calculated after your order is received and accepted by the Fund.


- If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase.

EXCHANGE POLICIES


The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds do not permit excessive trading or market timing. Excessive purchases, redemptions, or exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher.



Please note the following when exchanging shares:


- Except for Systematic Exchanges, new accounts established by exchange must be opened with $2,500 or the total account value if the value of the account you are exchanging from is less than $2,500.

- Exchanges between existing accounts must meet the $100 subsequent investment requirement.


- You may make four exchanges out of each Fund during a calendar year (exclusive of Systematic Exchange). Exchanges in excess of this limit are considered excessive trading and may be subject to an exchange fee or may result in termination of the exchange privilege or the right to make future purchases of Fund shares.


 42 Shareholder's manual

- The Funds reserve the right to reject any purchase order or exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in or known to engage in trading in excess of the limit above (including market timing transactions) or whose trading has been or may be disruptive to a Fund.


- Exchanges between accounts will be accepted only if the registrations are identical.


- If the shares you are exchanging are held in certificate form, you must return the certificate to Janus prior to making any exchanges. Effective June 4, 1999, shares are no longer available in certificate form.



- An exchange represents the sale of shares from one Fund and the purchase of shares of another Fund, which may produce a taxable gain or loss in a non-retirement account.


- If the balance in the account you are exchanging from falls below the systematic exchange amount, all remaining shares will be exchanged and the program will be discontinued.

PAYMENT OF REDEMPTION PROCEEDS




- BY CHECK - Redemption proceeds will be sent to the shareholder(s) of record at the address of record within seven days after receipt of a valid redemption request. During the 10 days following an address change, checks sent to a new address require a signature guarantee.



- BY ELECTRONIC TRANSFER - If you have established the electronic redemption option, your redemption proceeds can be electronically transferred to your predesignated bank account on the next bank business day after receipt of your redemption request (wire transfer) or the second bank business day after receipt of your redemption request (ACH transfer).

Wire transfers will be charged an $8 fee per wire and your bank may charge an additional fee to receive the wire. Wire redemptions are not available for retirement accounts.

IF THE SHARES BEING REDEEMED WERE PURCHASED BY CHECK, TELEPHONE, ON OUR WEB SITE, OR THROUGH THE AUTOMATIC MONTHLY INVESTMENT PROGRAM, THE FUNDS MAY DELAY THE PAYMENT OF YOUR REDEMPTION PROCEEDS FOR UP TO 15 DAYS FROM THE DAY OF PURCHASE TO ALLOW THE PURCHASE TO CLEAR. Unless you provide alternate instructions, your proceeds will be invested in Janus Money Market
Fund - Investor Shares during the 15 day hold period.

                                                        Shareholder's manual  43

WRITTEN INSTRUCTIONS


               To redeem or exchange all or part of your shares in writing, your request should be sent to one of the addresses listed on page 36 and must include the following information:

               - the name of the Fund(s)

               - the account number(s)

               - the amount of money or number of shares being redeemed or exchanged

               - the name(s) on the account


               - the signature(s) of all registered account owners (see account application for signature requirements)



               - your daytime telephone number


SIGNATURE GUARANTEE


               A SIGNATURE GUARANTEE IS REQUIRED if any of the following is applicable:


               - You request a redemption by check that exceeds $100,000.


               - You would like a check made payable to anyone other than the shareholder(s) of record.



               - You would like a check mailed to an address which has been changed within 10 days of the redemption request.



               - You would like a check mailed to an address other than the address of record.



               THE FUNDS RESERVE THE RIGHT TO REQUIRE A SIGNATURE GUARANTEE UNDER OTHER CIRCUMSTANCES OR TO REJECT OR DELAY A REDEMPTION ON CERTAIN LEGAL GROUNDS.


               HOW TO OBTAIN A SIGNATURE GUARANTEE

               A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guaran-

 44 Shareholder's manual
               tee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public.

               If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

PRICING OF FUND SHARES

               All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received and accepted by a Fund (or a Fund's agent or authorized designee). A Fund's NAV is calculated at the close of the regular trading session of the NYSE (normally 4:00 p.m. New York time) each day that the NYSE is open. The NAV of Fund shares is not determined on days the NYSE is closed (generally New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE. Securities are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.

SHAREHOLDER SERVICES AND ACCOUNT POLICIES

               ACCOUNT MINIMUMS

               Due to the proportionately higher costs of maintaining small accounts, Janus reserves the right to deduct a $10 minimum balance fee (or the value of the account if less than $10) from accounts with values below the minimums described on page 37 or to close such accounts. This policy will apply to accounts participating in the Automatic Monthly Investment Program only

                                                        Shareholder's manual  45
               if your account balance does not reach the required minimum initial investment or falls below such minimum and you have discontinued monthly investments. This policy does not apply to accounts that fall below the minimums solely as a result of market value fluctuations. It is expected that, for purposes of this policy, accounts will be valued in September, and the $10 fee will be assessed on the second Friday of September of each year. You will receive notice before we charge the $10 fee or close your account so that you may increase your account balance to the required minimum.

               TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

               You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from Janus Capital or its affiliates and certain Processing Organizations may receive compensation from the Funds for shareholder recordkeeping and similar services.

               TAXPAYER IDENTIFICATION NUMBER

               On the application or other appropriate form, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to the 31% backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to

 46 Shareholder's manual
               withhold 31% of any dividends paid and redemption or exchange proceeds. In addition to the 31% backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.


               INVOLUNTARY REDEMPTIONS


               The Funds reserve the right to close an account if the shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds.

               TELEPHONE TRANSACTIONS

               You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

               It may be difficult to reach an Investor Service Representative by telephone during periods of unusual market activity. If you are unable to reach a representative by telephone, please consider sending written instructions, stopping by a Service Center, calling the Janus XpressLine or visiting our Web site.

               TEMPORARY SUSPENSION OF SERVICES

               The Funds or their agents may, in case of emergency, temporarily suspend telephone transactions and other shareholder services.

               ADDRESS CHANGES


               To change the address on your account, call 1-800-525-3713 or send a written request signed by the shareholder(s) of record. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Certain options may be suspended for 10 days following an address change unless a signature guarantee is provided.


                                                        Shareholder's manual  47

               REGISTRATION CHANGES


               To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. For further instructions, please call an Investor Service Representative.


               STATEMENTS AND REPORTS


               Investors will receive quarterly confirmations of all transactions. Quarterly statements for all investors are available on our Web site. You may make an election on our Web site to discontinue delivery of your paper statements. In addition, the Funds will send you an immediate transaction confirmation statement after every non-systematic transaction. Janus Growth and Income Fund, Janus Balanced Fund, and Janus Equity Income Fund distribute dividend information quarterly. All of the other Equity Funds distribute dividend information annually.



               The Funds produce financial reports, which include a list of each of the Fund's portfolio holdings, semiannually and update their prospectus annually. To reduce expenses, the Funds may choose to mail only one report or prospectus to your household, even if more than one person in the household has a Fund account. Please call 1-800-525-3713 if you would like to receive additional reports or prospectuses. The Funds reserve the right to charge a fee for additional statement requests.


 48 Shareholder's manual

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

               Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Funds and is responsible for the day-to-day management of their investment portfolios and other business affairs of the Funds.

               Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

               Janus Capital furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Funds, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and those Trustees who are affiliated with Janus Capital.

MANAGEMENT EXPENSES


               The Funds pay Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Funds must pay.



               Each Fund incurs expenses not assumed by Janus Capital including transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses. For the most recent fiscal year, each


                                               Janus Equity Funds prospectus  49

               Fund paid Janus Capital the following management fees based upon each Fund's average net assets:



                                                           Management Fee
                                                     (for the Fiscal Year Ended
                                                        October 31, 1999)(1)
                Janus Fund                                      0.65%
                Janus Enterprise Fund                           0.69%
                Janus Mercury Fund                              0.66%
                Janus Olympus Fund                              0.67%
                Janus Special Situations Fund                   0.69%
                Janus Strategic Value Fund(2)                   0.65%
                Janus Growth and Income Fund                    0.66%
                Janus Balanced Fund                             0.67%
                Janus Equity Income Fund                        0.71%
                Janus Worldwide Fund                            0.65%
                Janus Global Life Sciences Fund(3)              0.75%



               (1) Effective January 31, 2000, each Fund's management fee has been changed to 0.65% of average daily net assets.


               (2) Janus Strategic Value Fund had not commenced operations as of
                   October 31, 1999. The fee shown is the management fee that will be effective upon the Fund's commencement of operations on February 29, 2000.


               (3) For the period December 31, 1998 (commencement of operations)
                   to October 31, 1999.


 50 Janus Equity Funds prospectus

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------

                   is Executive Vice President and co-manager of Janus Worldwide Fund which he has co-managed since September 1999. He is also Executive Vice President and co-manager of Janus Overseas Fund which he has co-managed since April 1998. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Master's Degree in Political Science from Stanford University. Mr. Chang is a Chartered Financial Analyst.


DAVID J. CORKINS
--------------------------------------------------------------------------------

                   is Executive Vice President and portfolio manager of Janus Growth and Income Fund which he has managed since August 1997. He is an assistant portfolio manager of Janus Mercury Fund. He joined Janus Capital in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus he was the Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. He holds a Bachelor of Arts in English and Russian from Dartmouth and received his Master of Business Administration from Columbia University in 1993.


                                               Janus Equity Funds prospectus  51

DAVID C. DECKER

--------------------------------------------------------------------------------

                   is Executive Vice President and portfolio manager of Janus Special Situations Fund and Janus Strategic Value Fund, both of which he has managed since inception, and an assistant portfolio manager of Janus Fund. He joined Janus Capital in 1992 as a research analyst and focused on companies in the automotive and defense industries prior to managing Janus Special Situations Fund. He obtained his Master of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts in Economics and Political Science from Tufts University. Mr. Decker is a Chartered Financial Analyst.


JAMES P. GOFF
--------------------------------------------------------------------------------

                   is Executive Vice President and portfolio manager of Janus Enterprise Fund. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception. Mr. Goff managed or co-managed Janus Venture Fund from December 1993 to February 1, 1997. He holds a Bachelor of Arts in Economics from Yale University. Mr. Goff is a Chartered Financial Analyst.


HELEN YOUNG HAYES
--------------------------------------------------------------------------------

                   is Executive Vice President and co-manager of Janus Worldwide Fund. She is also Executive Vice President and co-manager of Janus Overseas Fund. Ms. Hayes joined Janus Capital in 1987 and has managed or co-managed Janus Worldwide Fund and Janus Overseas Fund since their inceptions. She holds a Bachelor of Arts in Economics from Yale University. Ms. Hayes is a Chartered Financial Analyst.


 52 Janus Equity Funds prospectus

WARREN B. LAMMERT
--------------------------------------------------------------------------------

                   is Executive Vice President and portfolio manager of Janus Mercury Fund. Mr. Lammert joined Janus Capital in 1987 and has managed Janus Mercury Fund since its inception. He previously co-managed Janus Venture Fund from December 1993 to December 1996. He holds a Bachelor of Arts in Economics from Yale University and a Master of Science in Economic History from the London School of Economics. Mr. Lammert is a Chartered Financial Analyst.



THOMAS R. MALLEY

--------------------------------------------------------------------------------

                   is Executive Vice President and portfolio manager of Janus Global Life Sciences Fund, which he has managed since inception. He joined Janus Capital in 1991 as a research analyst and has focused on companies in the health care, pharmaceutical and biotechnology industries. Mr. Malley has a Bachelor of Science in Biology from Stanford University. Mr. Malley is a Chartered Financial Analyst.



KAREN L. REIDY

--------------------------------------------------------------------------------

                   is Executive Vice President and portfolio manager of Janus Balanced Fund and Janus Equity Income Fund. She is also an assistant portfolio manager of Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms. Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. She is a Chartered Financial Analyst.


                                               Janus Equity Funds prospectus  53

BLAINE P. ROLLINS
--------------------------------------------------------------------------------

                   is Executive Vice President and portfolio manager of Janus Fund. Mr. Rollins served as Executive Vice President and portfolio manager of Janus Balanced Fund from January 1996 through December 1999, Executive Vice President and portfolio manager of Janus Equity Income Fund from June 1996 through December 1999 and an assistant portfolio manager of Janus Fund from January 1994 through December 1999. Mr. Rollins joined Janus Capital in 1990 and gained experience as a fixed-income trader and equity research analyst prior to managing Janus Balanced Fund. He holds a Bachelor of Science in Finance from the University of Colorado and is a Chartered Financial Analyst.


CLAIRE YOUNG
--------------------------------------------------------------------------------

                   is Executive Vice President and portfolio manager of Janus Olympus Fund which she has managed since August 1997. She previously served as an assistant portfolio manager of Janus Growth and Income Fund and Janus Twenty Fund. Ms. Young joined Janus Capital in January 1992. She holds a Bachelor of Science in Electrical Engineering from Yale University. Ms. Young is a Chartered Financial Analyst.


 54 Janus Equity Funds prospectus

ASSISTANT PORTFOLIO MANAGERS


MATTHEW A. ANKRUM

--------------------------------------------------------------------------------

                   is an assistant portfolio manager of Janus Enterprise Fund. Mr. Ankrum joined Janus Capital as an intern in June 1996, and became an equity research analyst in August 1997. Prior to joining Janus, Mr. Ankrum worked as a corporate finance analyst at William Blair and Company from 1993-1995. He was also a fixed-income research analyst at Conseco Capital Management. Mr. Ankrum has an undergraduate degree in Business Administration from the University of Wisconsin and a Master of Business Administration from the University of Chicago. Mr. Ankrum is a Chartered Financial Analyst.



MIKE DUGAS

--------------------------------------------------------------------------------

                   is an assistant portfolio manager of Janus Mercury Fund. Prior to joining Janus in 1993, Mr. Dugas was an Audit Senior with Price Waterhouse for three years. Mr. Dugas has an undergraduate degree in Spanish from Louisiana State University and a Master's degree in professional accounting from the University of Texas.



RON SACHS

--------------------------------------------------------------------------------

                   is an assistant portfolio manager of Janus Enterprise Fund. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Wilkie, Farr & Gallagher. Mr. Sachs graduated from Princeton cum laude with an undergraduate degree in Economics. He obtained his law degree from the University of Michigan. Mr. Sachs is a Chartered Financial Analyst.


                                               Janus Equity Funds prospectus  55

JOHN H. SCHREIBER

--------------------------------------------------------------------------------

                   is an assistant portfolio manager of Janus Fund. Mr. Schreiber joined Janus Capital in 1997 as an equity research analyst. Prior to joining Janus Capital, he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in Mechanical Engineering from the University of Washington and a Master of Business Administration from Harvard University. He is a Chartered Financial Analyst.


 56 Janus Equity Funds prospectus

OTHER INFORMATION
--------------------------------------------------------------------------------

               SIZE OF FUNDS

               Although there is no present intention to do so, the Funds may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund are discontinued, it is expected that existing shareholders of that Fund would be permitted to continue to purchase shares and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.

               YEAR 2000


               Preparing for Year 2000 has been a high priority for Janus Capital. A dedicated group was established to address this issue. Janus Capital devoted considerable internal resources and engaged one of the foremost experts in the field to achieve Year 2000 readiness. Janus Capital successfully completed all five steps of its Year 2000 preparedness plans including the upgrade and replacement of all systems, as well as full-scale testing and implementation of those systems. Janus Capital's detailed contingency plans were also thoroughly tested. As of the date of this prospectus, Janus Capital has not seen any adverse impact as a result of the Year 2000 transition on any of its systems or those of its vendors, or on the companies in which the Funds invest or worldwide markets and economies. Nonetheless, Janus Capital will continue to monitor the effect of the Year 2000 transition, and there can be no absolute assurance that Year 2000 issues will not in the future adversely affect the Funds' or Janus Capital's operations.


                                               Janus Equity Funds prospectus  57

               DISTRIBUTION OF FUNDS



               The Funds are distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.


 58 Janus Equity Funds prospectus

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

               To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.

DISTRIBUTION SCHEDULE


                                                   Dividends          Capital Gains
                Janus Growth and Income       Normally declared    Normally declared
                Fund, Janus Balanced Fund     and paid in March,   and paid in
                and Janus Equity Income Fund  June, September and  December
                                              December
                ----------------------------------------------------------------------
                All other Equity Funds        Normally declared    Normally declared
                                              and paid in          and paid in
                                              December             December


               HOW DISTRIBUTIONS AFFECT A FUND'S NAV

               Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Dividends and capital gains awaiting distribution are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Janus Fund declared a dividend in the amount of $0.25 per share. If Janus Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.

               "BUYING A DIVIDEND"

               If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as

                                               Janus Equity Funds prospectus  59

               "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.

DISTRIBUTION OPTIONS

               When you open an account, you must specify on your application how you want to receive your distributions. You may change your distribution option at any time by writing the Funds at one of the addresses on page 36 or calling 1-800-525-3713. The Funds offer the following options:

               1. REINVESTMENT OPTION. You may reinvest your income dividends and capital gains distributions in additional shares. This option is assigned automatically if no other choice is made.

               2. CASH OPTION. You may receive your income dividends and capital gains distributions in cash.

               3. REINVEST AND CASH OPTION. You may receive either your income dividends or capital gains distributions in cash and reinvest the other in additional shares.

               4. REDIRECT OPTION. You may direct your dividends or capital gains to purchase shares of another Janus fund.

               The Funds reserve the right to reinvest into your account undeliverable and uncashed dividend and distribution checks that remain outstanding for six months in shares of the applicable Fund at the NAV next computed after the check is cancelled. Subsequent distributions may also be reinvested.

 60 Janus Equity Funds prospectus

TAXES

               As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.

               The following discussion does not apply to tax-deferred accounts, nor is it a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

               TAXES ON DISTRIBUTIONS

               Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the IRS.

               TAXATION OF THE FUNDS

               Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to tax withholding or other foreign taxes. The Funds may from year to year make the election permitted under section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

                                               Janus Equity Funds prospectus  61

               The Funds do not expect to pay federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be taxed twice.

 62 Janus Equity Funds prospectus

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

               The financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years through October 31st of each fiscal year shown (or for Funds with a performance history shorter than 5 years, through October 31st of each fiscal period shown). Items 1 through 9 reflect financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Annual Reports, which are available upon request and incorporated by reference into the SAI.


               FINANCIAL HIGHLIGHTS ARE NOT PRESENTED FOR JANUS STRATEGIC VALUE FUND BECAUSE THE FUND HAD NOT COMMENCED OPERATIONS AS OF OCTOBER 31, 1999.


                                               Janus Equity Funds prospectus  63

JANUS FUND
---------------------------------------------------------------------------------------------------
                                                           Periods ending October 31st
                                                 1999       1998       1997       1996       1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD       $27.97     $29.36     $26.65     $23.37     $19.62
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                          --      (.02)       0.15       0.31       0.16
  3. Net gains or (losses) on securities
     (both realized and unrealized)              15.63       3.70       5.69       4.23       3.99
  4. Total from investment operations            15.63       3.68       5.84       4.54       4.15
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)         --     (0.23)     (0.21)     (0.13)     (0.01)
  6. Dividends (in excess of net investment
     income)                                        --         --         --         --         --
  7. Distributions (from capital gains)         (0.82)     (4.84)     (2.92)     (1.13)     (0.39)
  8. Total distributions                        (0.82)     (5.07)     (3.13)     (1.26)     (0.40)
  9. NET ASSET VALUE, END OF PERIOD             $42.78     $27.97     $29.36     $26.65     $23.37
 10. Total return                               56.75%     15.12%     24.18%     20.31%     21.62%
 11. Net assets, end of period (in millions)   $35,835    $20,721    $19,029    $15,313    $11,963
 12. Average net assets for the period (in
     millions)                                 $28,993    $20,777    $17,515    $13,753    $10,560
 13. Ratio of gross expenses to average net
     assets                                      0.85%      0.87%      0.87%      0.86%      0.87%
 14. Ratio of net expenses to average net
     assets                                      0.84%      0.86%      0.86%      0.85%      0.86%
 15. Ratio of net investment income/(loss) to
     average net assets                        (0.14%)         --      0.85%      0.91%      1.25%
 16. Portfolio turnover rate                       63%        70%       132%       104%       118%
--------------------------------------------------------------------------------------------------


 64 Janus Equity Funds prospectus

JANUS ENTERPRISE FUND
-------------------------------------------------------------------------------------------
                                                       Periods ending October 31st
                                                 1999     1998     1997     1996     1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD       $32.33   $30.86   $31.19   $27.14   $24.43
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                          --       --       --       --     0.52
  3. Net gains or (losses) on securities (both
     realized and unrealized)                    30.61     3.43     0.95     5.85     3.09
  4. Total from investment operations            30.61     3.43     0.95     5.85     3.61
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)         --       --       --       --   (0.52)
  6. Dividends (in excess of net investment
     income)                                        --       --       --       --       --
  7. Distributions (from capital gains)         (4.30)   (1.96)   (1.28)   (1.80)   (0.38)
  8. Total distributions                        (4.30)   (1.96)   (1.28)   (1.80)   (0.90)
  9. NET ASSET VALUE, END OF PERIOD             $58.64   $32.33   $30.86   $31.19   $27.14
 10. Total return                              104.09%   11.79%    3.31%   22.43%   15.46%
 11. Net assets, end of period (in millions)    $2,330     $559     $552     $732     $459
 12. Average net assets for the period (in
     millions)                                  $1,127     $551     $614     $596     $408
 13. Ratio of gross expenses to average net
     assets                                      0.98%    1.08%    1.07%    1.14%    1.26%
 14. Ratio of net expenses to average net
     assets                                      0.95%    1.06%    1.04%    1.12%    1.23%
 15. Ratio of net investment income/(loss) to
     average net assets                        (0.67%)  (0.67%)  (0.61%)  (0.78%)    0.02%
 16. Portfolio turnover rate                       98%     134%     111%      93%     194%
-------------------------------------------------------------------------------------------


                                               Janus Equity Funds prospectus  65

JANUS MERCURY FUND
-------------------------------------------------------------------------------------------
                                                       Periods ending October 31st
                                                 1999     1998     1997     1996     1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD       $20.77   $18.65   $18.20   $17.38   $14.12
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                          --   (0.01)   (0.01)     0.14     0.16
  3. Net gains or (losses) on securities (both
     realized and unrealized)                    16.89     4.07     2.82     2.74     3.37
  4. Total from investment operations            16.89     4.06     2.81     2.88     3.53
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)         --       --   (0.08)       --   (0.16)
  6. Dividends (in excess of net investment
     income)                                        --   (0.04)       --       --       --
  7. Distributions (from capital gains)         (2.01)   (1.90)   (2.28)   (2.06)   (0.11)
  8. Total distributions                        (2.01)   (1.94)   (2.36)   (2.06)   (0.27)
  9. NET ASSET VALUE, END OF PERIOD             $35.65   $20.77   $18.65   $18.20   $17.38
 10. Total return                               86.02%   24.75%   17.07%   18.18%   25.53%
 11. Net assets, end of period (in millions)    $9,060   $2,368   $1,971   $2,002   $1,521
 12. Average net assets for the period (in
     millions)                                  $5,258   $2,103   $2,046   $1,839   $1,116
 13. Ratio of gross expenses to average net
     assets                                      0.93%    0.97%    0.98%    1.02%    1.14%
 14. Ratio of net expenses to average net
     assets                                      0.91%    0.94%    0.96%    1.00%    1.12%
 15. Ratio of net investment income/(loss) to
     average net assets                        (0.39%)  (0.33%)    0.21%    0.45%    0.50%
 16. Portfolio turnover rate                       89%     105%     157%     177%     201%
-------------------------------------------------------------------------------------------


 66 Janus Equity Funds prospectus

JANUS OLYMPUS FUND
-----------------------------------------------------------------------------------------
                                                       Periods ending October 31st
                                                  1999       1998       1997     1996(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD        $21.70     $18.41     $14.86     $12.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                         0.02         --       0.04       0.13
  3. Net gains or (losses) on securities (both
     realized and unrealized)                     19.15       4.05       3.64       2.73
  4. Total from investment operations             19.17       4.05       3.68       2.86
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)          --         --     (0.13)         --
  6. Dividends (in excess of net investment
     income)                                         --     (0.04)         --         --
  7. Distributions (from capital gains)              --     (0.72)         --         --
  8. Total distributions                             --     (0.76)     (0.13)         --
  9. NET ASSET VALUE, END OF PERIOD              $40.87     $21.70     $18.41     $14.86
 10. Total return*                               88.34%     23.10%     24.98%     23.83%
 11. Net assets, end of period (in millions)     $3,887       $947       $616       $432
 12. Average net assets for the period (in
     millions)                                   $2,269       $774       $517       $276
 13. Ratio of gross expenses to average net
     assets**                                     0.95%      1.01%      1.06%      1.17%
 14. Ratio of net expenses to average net
     assets**                                     0.93%      0.98%      1.03%      1.15%
 15. Ratio of net investment income/(loss) to
     average net assets**                         0.06%    (0.21%)      0.26%      1.64%
 16. Portfolio turnover rate**                      91%       123%       244%       303%
-----------------------------------------------------------------------------------------


(1) Fiscal period from December 29, 1995 (inception) to October 31, 1996.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                               Janus Equity Funds prospectus  67

JANUS SPECIAL SITUATIONS FUND
----------------------------------------------------------------------------------------
                                                          Periods ending October 31st
                                                          1999        1998      1997(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                $14.57      $14.08      $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                   --          --          --
  3. Net gains or (losses) on securities (both
     realized and unrealized)                              8.22        1.15        4.08
  4. Total from investment operations                      8.22        1.15        4.08
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                  --          --          --
  6. Dividends (in excess of net investment income)          --          --          --
  7. Distributions (from capital gains)                  (0.04)      (0.66)          --
  8. Total distributions                                 (0.04)      (0.66)          --
  9. NET ASSET VALUE, END OF PERIOD                      $22.75      $14.57      $14.08
 10. Total return*                                       56.54%       8.49%      40.80%
 11. Net assets, end of period (in millions)             $1,197        $786        $334
 12. Average net assets for the period (in millions)     $1,001        $716        $168
 13. Ratio of gross expenses to average net assets**      1.00%       1.08%       1.20%
 14. Ratio of net expenses to average net assets**        0.98%       1.05%       1.18%
 15. Ratio of net investment income/(loss) to
     average net assets**                               (0.76%)     (0.49%)     (0.08%)
 16. Portfolio turnover rate**                             104%        117%        146%
----------------------------------------------------------------------------------------


(1) Fiscal period from December 31, 1996 (inception) to October 31, 1997.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

 68 Janus Equity Funds prospectus

JANUS GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------
                                                     Periods ending October 31st
                                            1999      1998      1997      1996      1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD   $26.45    $25.07    $20.05    $18.13    $14.69
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                    0.26      0.08      0.01      0.16      0.11
  3. Net gains or (losses) on securities
     (both realized and unrealized)          12.27      3.72      6.98      4.01      3.43
  4. Total from investment operations        12.53      3.80      6.99      4.17      3.54
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment
     income)                                (0.27)    (0.04)    (0.11)    (0.08)    (0.10)
  6. Dividends (in excess of net
     investment income)                         --        --        --        --        --
  7. Distributions (from capital gains)     (1.87)    (2.38)    (1.86)    (2.17)        --
  8. Total distributions                    (2.14)    (2.42)    (1.97)    (2.25)    (0.10)
  9. NET ASSET VALUE, END OF PERIOD         $36.84    $26.45    $25.07    $20.05    $18.13
 10. Total return                           49.59%    16.73%    37.78%    25.56%    24.20%
 11. Net assets, end of period (in
     millions)                              $5,837    $2,819    $1,889    $1,033      $583
 12. Average net assets for the period
     (in millions)                          $4,375    $2,479    $1,416      $773      $498
 13. Ratio of gross expenses to average
     net assets                              0.92%     0.96%     0.98%     1.05%     1.19%
 14. Ratio of net expenses to average net
     assets                                  0.90%     0.94%     0.96%     1.03%     1.17%
 15. Ratio of net investment
     income/(loss) to average net assets     0.37%     0.33%     0.30%     0.70%     1.11%
 16. Portfolio turnover rate                   43%       95%      127%      153%      195%
------------------------------------------------------------------------------------------


                                               Janus Equity Funds prospectus  69

JANUS BALANCED FUND
------------------------------------------------------------------------------------------
                                                     Periods ending October 31st
                                            1999      1998      1997      1996      1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD   $17.22    $16.73    $15.20    $13.72    $12.17
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                    0.42      0.33      0.36      0.33      0.61
  3. Net gains or (losses) on securities
     (both realized and unrealized)           4.69      2.00      2.88      2.22      1.52
  4. Total from investment operations         5.11      2.33      3.24      2.55      2.13
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment
     income)                                (0.43)    (0.35)    (0.36)    (0.26)    (0.58)
  6. Dividends (in excess of net
     investment income)                         --        --        --        --        --
  7. Distributions (from capital gains)     (0.11)    (1.49)    (1.35)    (0.81)        --
  8. Total distributions                    (0.54)    (1.84)    (1.71)    (1.07)    (0.58)
  9. NET ASSET VALUE, END OF PERIOD         $21.79    $17.22    $16.73    $15.20    $13.72
 10. Total return                           29.89%    15.48%    23.38%    19.39%    18.26%
 11. Net assets, end of period (in
     millions)                              $2,930      $830      $360      $207      $125
 12. Average net assets for the period
     (in millions)                          $1,954      $537      $283      $159      $107
 13. Ratio of gross expenses to average
     net assets                              0.92%     1.03%     1.12%     1.23%     1.35%
 14. Ratio of net expenses to average net
     assets                                  0.91%     1.01%     1.10%     1.21%     1.32%
 15. Ratio of net investment
     income/(loss) to average net assets     2.37%     2.34%     2.63%     2.35%     2.52%
 16. Portfolio turnover rate                   64%       73%      139%      151%      185%
------------------------------------------------------------------------------------------


 70 Janus Equity Funds prospectus

JANUS EQUITY INCOME FUND
---------------------------------------------------------------------------------------
                                                       Periods ending October 31st
                                                   1999      1998      1997     1996(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD         $15.59    $13.98    $11.29    $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                          0.14      0.05      0.09      0.07
  3. Net gains or (losses) on securities (both
     realized and unrealized)                       7.17      2.47      3.11      1.25
  4. Total from investment operations               7.31      2.52      3.20      1.32
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)       (0.15)    (0.03)    (0.12)    (0.03)
  6. Dividends (in excess of net investment
     income)                                          --        --        --        --
  7. Distributions (from capital gains)           (0.18)    (0.88)    (0.39)        --
  8. Total distributions                          (0.33)    (0.91)    (0.51)    (0.03)
  9. NET ASSET VALUE, END OF PERIOD               $22.57    $15.59    $13.98    $11.29
 10. Total return*                                47.22%    19.21%    29.46%    13.20%
 11. Net assets, end of period (in millions)        $781      $201       $74       $30
 12. Average net assets for the period (in
     millions)                                      $571      $134       $46       $21
 13. Ratio of gross expenses to average net
     assets**                                      1.02%     1.21%     1.48%     1.79%
 14. Ratio of net expenses to average net
     assets**                                      1.01%     1.18%     1.45%     1.71%
 15. Ratio of net investment income/(loss) to
     average net assets**                          0.81%     0.41%     0.62%     3.09%
 16. Portfolio turnover rate**                       81%      101%      180%      325%
---------------------------------------------------------------------------------------


(1) Fiscal period from June 28, 1996 (inception) to October 31, 1996.
 * Total return is not annualized for periods of less than one full year. ** Annualized for periods of less than one full year.

                                               Janus Equity Funds prospectus  71

JANUS WORLDWIDE FUND
--------------------------------------------------------------------------------------------
                                                        Periods ending October 31st
                                                 1999      1998      1997     1996     1995
  1. NET ASSET VALUE, BEGINNING OF PERIOD        $41.52    $40.05   $34.60   $27.65   $27.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                         0.02      1.26   (0.08)     0.49     0.81
  3. Net gains or (losses) on securities (both
     realized and unrealized)                     17.51      3.01     7.73     7.79     1.39
  4. Total from investment operations             17.53      4.27     7.65     8.28     2.20
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)      (0.18)    (1.35)   (0.15)   (0.26)   (0.54)
  6. Dividends (in excess of net investment
     income)                                         --        --       --       --       --
  7. Distributions (from capital gains)              --    (1.45)   (2.05)   (1.07)   (1.01)
  8. Total distributions                         (0.18)    (2.80)   (2.20)   (1.33)   (1.55)
  9. NET ASSET VALUE, END OF PERIOD              $58.87    $41.52   $40.05   $34.60   $27.65
 10. Total return                                42.33%    11.40%   23.34%   31.00%    8.89%
 11. Net assets, end of period (in millions)    $24,091   $13,932  $10,358   $4,467   $1,804
 12. Average net assets for the period (in
     millions)                                  $18,893   $13,078   $7,784   $2,953   $1,622
 13. Ratio of gross expenses to average net
     assets                                       0.89%     0.92%    0.97%    1.02%    1.24%
 14. Ratio of net expenses to average net
     assets                                       0.88%     0.90%    0.95%    1.01%    1.23%
 15. Ratio of net investment income/(loss) to
     average net assets                           0.07%     0.47%    0.65%    0.73%    0.99%
 16. Portfolio turnover rate                        68%       86%      79%      80%     142%
--------------------------------------------------------------------------------------------


 72 Janus Equity Funds prospectus

JANUS GLOBAL LIFE SCIENCES FUND
-----------------------------------------------------------------------------
                                                                Period ending
                                                                October 31st
                                                                   1999(1)
  1. NET ASSET VALUE, BEGINNING OF PERIOD                           $10.00
     INCOME FROM INVESTMENT OPERATIONS:
  2. Net investment income                                              --
  3. Net gains or (losses) on securities (both realized and
     unrealized)                                                      1.97
  4. Total from investment operations                                 1.97
     LESS DISTRIBUTIONS:
  5. Dividends (from net investment income)                             --
  6. Dividends (in excess of net investment income)                     --
  7. Distributions (from capital gains)                                 --
  8. Total distributions                                                --
  9. NET ASSET VALUE, END OF PERIOD                                 $11.97
 10. Total return*                                                  19.70%
 11. Net assets, end of period (in millions)                          $344
 12. Average net assets for the period (in millions)                  $228
 13. Ratio of gross expenses to average net assets**                 1.21%
 14. Ratio of net expenses to average net assets**                   1.19%
 15. Ratio of net investment income/(loss) to average net
     assets**                                                      (0.41%)
 16. Portfolio turnover rate**                                        235%
-----------------------------------------------------------------------------



(1) Fiscal period from December 31, 1998 (inception) to October 31, 1999.


 * Total return is not annualized for periods of less than one full year.


** Annualized for periods of less than one full year.


                                               Janus Equity Funds prospectus  73

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

               This glossary provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.

I. EQUITY AND DEBT SECURITIES

               BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

               COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.

               COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

               CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

               DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date, such securities have specific maturities and usually a specific rate of interest or on original purchase discount.

               DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains

 74 Janus Equity Funds prospectus
               on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

               FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


               HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


               MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

               PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Funds must pay if these investments are profitable, the Funds may make

                                               Janus Equity Funds prospectus  75
               various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

               PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

               REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

               REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

               U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority

 76 Janus Equity Funds prospectus
               of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

               WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

               WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Funds do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES

               FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.

               FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy

                                               Janus Equity Funds prospectus  77
               or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

               INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

               OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.

 78 Janus Equity Funds prospectus
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                                  [JANUS LOGO]

        You can request other information, including a Statement of Additional Information, Annual Report or Semiannual Report, free of charge, by contacting Janus at 1-800-525-3713 or visiting our Web site at janus.com. In the Funds' Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year. Other information is also available from financial intermediaries that sell shares of the Funds.

        The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review the Funds' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.

                    Investment Company Act File No. 811-1879

                                 1-800-525-3713
                     PO Box 173375  Denver, CO  80217-3375
                                   janus.com


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